Investments (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure Of Significant Investments In Associates [Abstract]
Summary of Group’s Shareholdings in Associates Entities and Principal Activities

The table below (in thousands) illustrates the summarized financial information of the Group’s investments in Farfetch Finance Limited and Alanui S.r.l. The investment in Alanui S.r.l. arose as a result of the Group’s acquisition of New Guards (see Note 5 for further details). The Group’s shareholdings in these entities and their principal activities can be found in Note 22.

Share of associates net assets
At December 31, 2017	$58
Share of profit after tax	28
At December 31, 2018	86
Additions due to business combinations	2,014
Share of profit after tax	366
At December 31, 2019	$2,466